Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 26, 2016 (this “Amendment”), among Verisk Analytics, Inc., a Delaware corporation, as borrower (the “Borrower”) and the Lenders under the Credit Agreement (each as defined below) party hereto amends the Second Amended and Restated Credit Agreement, dated as of April 22, 2015, as amended by the First Amendment, dated as of July 24, 2015 (as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all Schedules and Exhibits thereto, the “Credit Agreement”) by and among, inter alios, the Borrower, the lenders party thereto from time to time (hereinafter collectively referred to as the “Lenders”), Bank of America, N.A. (“Bank of America”), as swing line lender and letter of credit issuer (hereinafter, Bank of America, in its capacity as a letter of credit issuer, shall be referred to as the “L/C Issuer”) and Bank of America, as Administrative Agent for the Lenders (hereinafter, in such capacity, referred to as the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower and the Lenders party hereto, being all of the Lenders, wish to amend the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders party hereto hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the following amendments shall be made to the Credit Agreement:

(a) Amended Schedule. Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 2.01 attached hereto.

(b) Amended Definitions. The definitions of “Applicable Rate”, “Defaulting Lender”, “Federal Funds Rate” and “Maturity Date” as set forth in Section 1.01 of the Credit Agreement shall be amended as follows:

(i) The pricing grid set forth in the definition of “Applicable Rate” is amended and restated in its entirety as follows:

Pricing Level	Consolidated Funded Debt Leverage Ratio	Commitment Fee	Eurodollar Rate Margin	Base Rate Margin	Letter of Credit Fee
1	≤ 1.00:1.00	12.5 bps	112.5 bps	12.5 bps	112.5 bps
2	> 1.00:1.00 but ≤ 2.00:1.00	15.0 bps	125.0 bps	25.0 bps	125.0 bps
3	> 2.00:1.00 but ≤ 2.75:1.00	17.5 bps	137.5 bps	37.5 bps	137.5 bps
4	> 2.75:1.00 but ≤ 3.25:1.00	20.0 bps	150.0 bps	50.0 bps	150.0 bps
5	>3.25:1.00	25.0 bps	162.5 bps	62.5 bps	162.5 bps

(ii) The definition of “Defaulting Lender” is amended to include the phrase “or a Bail-In Action” at the end of clause (d)(i) thereof.

(iii) The definition of “Federal Funds Rate” is amended to delete the reference therein to “arranged by Federal funds brokers”.

(iv) The definition of “Maturity Date” is amended to replace the reference to “the date that is five years following the Effective Date” with “May 15, 2021”.

(c) Additional Definitions. The following definitions shall be inserted in alphabetical order in Section 1.01 of the Credit Agreement:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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(d) Amended Section. Clause (b) of Section 2.17 is amended to include the phrase “subject to Section 10.22,” at the beginning of the final proviso thereof.

(e) Added Sections.

(i) The following Section 5.21 shall be inserted immediately following Section 5.20 of the Credit Agreement as a new Section 5.21:

5.21 EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

(ii) The following Section 10.22 shall be inserted immediately following Section 10.21 of the Credit Agreement as a new Section 10.22:

10.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 3. Conditions to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Second Amendment Effective Date”):

(a) Executed Amendment. The Administrative Agent shall have received one or more counterparts of this Amendment, duly executed and delivered by the Borrower, the L/C Issuer, the Swing Loan Lender and the Administrative Agent and each Lender.

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(b) Expenses. The Administrative Agent shall have received payment of all expenses then due and payable to the Administrative Agent pursuant to the Credit Agreement (including all reasonable attorney costs of the Administrative Agent), subject to the Borrower receiving an invoice with respect thereto.

(c) Amendment Fees. The Borrower shall have paid to the Lead Arranger and the Administrative Agent, as applicable, the fees set forth in the fee letter, dated as of May 5, 2016, by and among the Borrower, the Lead Arranger and the Administrative Agent, in each case, to the extent such fees are payable on the Second Amendment Effective Date.

Section 4. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and Lenders that, as of the Second Amendment Effective Date:

(a) the execution, delivery and performance by the Borrower of this Amendment or any other Loan Document to which it is a party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation to which the Borrower is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; or (iii) violate any Law;

(b) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Borrower of this Amendment or any other Loan Document and no consent of any other Person is required in connection with the execution, delivery or performance by the Borrower of this Agreement or any other Loan Document except any such consent the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect;

(c) this Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d) immediately prior to and after giving effect to the terms, conditions, and provisions of this Amendment, no Default or Event of Default exists; and

(e) all representations and warranties of the Borrower contained in the Credit Agreement and all of the other Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a), (b), and (c) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

Section 5. Acknowledgement of Revised Commitments. Notwithstanding anything to the contrary in the Credit Agreement or other Loan Documents, each party hereto acknowledges and agrees that commencing on the Second Amendment Effective Date, the Commitments of the Lenders shall be as set forth on the new Schedule 2.01 referenced in Section 2(a) of this Amendment.

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Section 6. Miscellaneous.

(a) Confirmation of Loan Documents. The Borrower hereby covenants and agrees that, except as expressly amended and/or modified by this Amendment, all of the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. All of the indebtedness represented by the Loan Documents and all other obligations, responsibilities, and liabilities of the Borrower to the Lenders and the Administrative Agent are owed without any offset, defenses, or counterclaims whatsoever. The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby. On and after the date hereof, this Amendment shall for all purposes constitute a “Loan Document”.

(b) Limitation of this Amendment. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as otherwise set forth herein, nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Facility, or any waiver of the terms, conditions, or provisions of the Credit Agreement and/or any of the other Loan Documents and do not constitute a release, termination or waiver of any of the rights and/or remedies granted to the Lenders and/or the Administrative Agent under the Loan Documents. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean and refer to the Credit Agreement as amended hereby.

(c) Captions. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d) Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns.

(e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

(f) Miscellaneous. This Amendment shall be subject to the following Sections of the Credit Agreement, as if set forth herein in their entirety: Sections 10.10, 10.12, 10.14, 10.15 and 10.16.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

VERISK ANALYTICS, INC., as the Borrower

By:	/s/ Mark V. Anquillare
	Name:	Mark V. Anquillare
	Title:	Chief Financial Officer

Signature Page to Second Amendment - Verisk

BANK OF AMERICA, N.A., as the Administrative Agent

By:	/s/ Darlene R. DiGrazia
	Name:	Darlene R. DiGrazia
	Title:	Vice President

Signature Page to Second Amendment - Verisk

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ William P. Warren
	Name:	William. P. Warren
	Title:	Senior Vice President

Signature Page to Second Amendment - Verisk

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Hector J. Varona
	Name:	Hector J. Varona
	Title:	Executive Director

Signature Page to Second Amendment - Verisk

SUNTRUST BANK, as a Lender

By:	/s/ Marshall T. Mangum, III
	Name:	Marshall T. Mangum, III
	Title:	Director

Signature Page to Second Amendment - Verisk

WELLS FARGO BANK N.A., as a Lender

By:	/s/ Rahul Baig
	Name:	Rahul Baig
	Title:	Managing Director

Signature Page to Second Amendment - Verisk

CITIZENS BANK, N.A., as a Lender

By:	/s/ Barrett D. Bencivenga
	Name:	Barrett D. Bencivenga
	Title:	Managing Director

Signature Page to Second Amendment - Verisk

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

Signature Page to Second Amendment - Verisk

HSBC BANK USA, N.A., as a Lender

By:	/s/ Robert Moravec
	Name:	Robert Moravec
	Title:	SVP

Signature Page to Second Amendment - Verisk

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kamran Khan
	Name:	Kamran Khan
	Title:	Authorized Signatory

Signature Page to Second Amendment - Verisk

BNP PARIBAS, as a Lender

By:	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director

By:	/s/ Maria Mulic
	Name:	Maria Mulic
	Title:	Director

Signature Page to Second Amendment - Verisk

TD BANK, N.A., as a Lender

By:	/s/ Craig Welch
	Name:	Craig Welch
	Title:	Senior Vice President

Signature Page to Second Amendment - Verisk

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy McIver
	Name:	Nancy McIver
	Title:	Senior Vice President

Signature Page to Second Amendment - Verisk

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Andrew D. Holtz
	Name:	Andrew D. Holtz
	Title:	Senior Vice President

Signature Page to Second Amendment - Verisk

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$270,000,000	18.000000000%
JPMorgan Chase Bank, N.A.	$170,000,000	11.333333333%
SunTrust Bank	$170,000,000	11.333333333%
Wells Fargo Bank N.A.	$170,000,000	11.333333333%
Citizens Bank, N.A.	$150,000,000	10.000000000%
Morgan Stanley Bank, N.A.	$150,000,000	10.000000000%
HSBC Bank USA, N.A.	$85,000,000	5.666666667%
Royal Bank of Canada	$85,000,000	5.666666667%
BNP Paribas	$75,000,000	5.000000000%
TD Bank, N.A.	$75,000,000	5.000000000%
Capital One, National Association	$50,000,000	3.333333333%
The Northern Trust Company	$50,000,000	3.333333333%
Total	$1,500,000,000.00	100.0000%